File No. 333-114131
                                                                     Rule 497(c)
                                                                     Rule 497(h)



PROSPECTUS
----------

                             6,400,000 COMMON SHARES


                          ENERGY INCOME AND GROWTH FUND

                                  COMMON SHARES
                                $20.00 per share
                                ----------------

     The Fund. Energy Income and Growth Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

     Investment Objective. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund will focus on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector which the Fund's sub-adviser believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a significant portion of its income will be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

     Investment Strategy. Under normal market conditions after the invest-up period, the Fund will invest at least 85% of its managed assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities and will invest at least 65% of its managed assets in equity securities of such MLPs and MLP-related entities. The Fund may also invest up to 35% of its managed assets in unregistered or otherwise restricted securities (including up to 10% in securities issued by private companies) and up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade (commonly referred to as "junk bonds"). To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. The Fund anticipates that it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objective and policies within three months after the completion of the offering. See "Risks" for a discussion of the risks involved in investing in both MLPs and junk bonds.

No Prior Trading History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS WHO EXPECT TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING.
                                                   (continued on following page)

                                ----------------

     INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 25.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                              Per Share         Total
                                              ---------         -----
Public Offering Price                         $20.00            $128,000,000
Sales Load (1)                                $ 0.90            $  5,760,000
Estimated Offering Costs (2)                  $ 0.04            $    256,000
Proceeds to the Fund                          $19.06            $121,984,000


                                                       (notes on following page)

                                ----------------


                                                    A.G. EDWARDS

ADVEST, INC.                                   DOMINICK & DOMINICK LLC                         FERRIS, BAKER WATTS
                                                                                                   INCORPORATED

FIXED INCOME SECURITIES L.P.                 JANNEY MONTGOMERY SCOTT LLC                     KEYBANC CAPITAL MARKETS

LEGG MASON WOOD WALKER                      MORGAN KEEGAN & COMPANY, INC.                 SUNTRUST ROBINSON HUMPHREY
    INCORPORATED

WELLS FARGO INVESTMENTS, LLC                                                             WUNDERLICH SECURITIES, INC.

                        Prospectus dated June 24, 2004


Front Cover



     Due to the nature of MLP distributions, under current law the Fund will not be eligible to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), as is common for most investment companies. Rather, the Fund has elected to be treated as a regular corporation for federal income tax purposes and as such, unlike most investment companies, it will be subject to corporate income tax to the extent the Fund recognizes taxable income.

     The common shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is "FEN."


     The underwriters expect to deliver the common shares to purchasers on or about June 29, 2004. The underwriters named in this Prospectus have the option to purchase up to 960,000 additional common shares from the Fund in certain circumstances.


     Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") will be the Fund's investment adviser, responsible for supervising the Fund's sub-adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser (as defined below), is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Fiduciary Asset Management, LLC ("Fiduciary Asset Management" or the "Sub-Adviser") will be the Fund's sub-adviser.

     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $11.8 billion in assets which it managed or supervised as of April 30, 2004. Fiduciary Asset Management serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.0 billion in assets which it managed or supervised as of April 30, 2004. See the Statement of Additional Information under "Investment Adviser."

     Use of Financial Leverage. The Fund may seek to enhance the level of its current distributions through the use of financial leverage. The Fund may leverage through the issuance of preferred shares ("Preferred Shares") and/or through the issuance of commercial paper or notes and/or other borrowing by the Fund ("Borrowings"). The aggregate financial leverage through the issuance of Preferred Shares and/or Borrowings (collectively, "Financial Leverage") is expected to be up to approximately 20% of the Fund's managed assets (including the proceeds of the Financial Leverage). The determination to use Financial Leverage is subject to the Board of Trustees' approval. There is no assurance that the Fund will utilize Financial Leverage or, if Financial Leverage is utilized, that it will be successful in enhancing the level of its current distributions. The net asset value of the Common Shares will be reduced by the fees and issuance costs of any Financial Leverage. See "Use of Financial Leverage - Effects of Leverage," "Risks - Leverage Risk" and "Description of Shares."


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated June 24, 2004, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 49 of this Prospectus, by calling (800) 988-5891 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


(notes from previous page)
(1) The Fund has agreed to pay the underwriters up to $50,000 as a partial reimbursement of expenses incurred in connection with the offering (including certain legal expenses). First Trust Advisors L.P. (not the
     Fund) will pay A.G. Edwards & Sons, Inc. for corporate finance and consulting services. The total amount of the foregoing payments, together with any reimbursement to First Trust Portfolios, L.P. for distribution services, will not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting" and "Corporate Finance Services and Consulting Fee and Additional Underwriting Fees."

(2) Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load, but including up to $50,000 as a partial reimbursement of underwriter expenses) are estimated to be $256,000, which represents $0.04 per common share issued. The Fund's investment adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement described above) that exceed $0.04 per common share. The Fund's sub-adviser has agreed to reimburse the Fund's investment adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $0.04 per common share.



Page ii


                               PROSPECTUS SUMMARY

     This summary highlights information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled "Risks" beginning on page 25.

The Fund.........................   Energy Income and Growth Fund (the "Fund")
                                    is a newly organized, non-diversified,
                                    closed-end management investment company.


The Offering.....................   The Fund is offering 6,400,000 common
                                    shares of beneficial interest at $20.00 per share through a group of underwriters (the
                                    "Underwriters") led by A.G. Edwards & Sons,
                                    Inc. ("A.G. Edwards"). The common shares of beneficial interest are called "Common
                                    Shares" and the holders of Common Shares are called "Common Shareholders" in this
                                    Prospectus. The minimum purchase in this offering is 100 Common Shares ($2,000). The
                                    Fund has given the Underwriters an option to purchase up to 960,000 additional Common
                                    Shares to cover over-allotments. See
                                    "Underwriting." First Trust Advisors has agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $0.04 per Common
                                    Share. The Sub-Adviser has agreed to
                                    reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $0.04 per Common
                                    Share.


Investment Objective
and Policies.....................   The Fund's investment objective is to seek a
                                    high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund will focus on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. As used in this Prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a significant portion of its income will be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                                    Under normal market conditions after the invest-up period, as a non-fundamental policy, the Fund will invest at least 85% of its managed assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities, and will invest at least 65% of its managed assets in equity securities of such MLPs and MLP-related entities.

                                    The Fund has adopted the following
                                    additional non-fundamental investment
                                    policies:

                                       o   The Fund may invest in unregistered
                                           or otherwise restricted securities.
                                           The types of unregistered or
                                           otherwise restricted securities that
                                           the Fund may purchase consist of MLP
                                           common units, MLP subordinated units
                                           and securities of public and private
                                           energy companies. The Fund does not
                                           intend to invest more than 35% of its
                                           managed assets in such restricted
                                           securities, or no more than 10% of
                                           its managed assets in private
                                           companies.

                                       o   The Fund may invest up to 25% of its
                                           managed assets in debt securities of
                                           energy companies, MLPs and
                                           MLP-related entities, including
                                           securities rated below investment
                                           grade (commonly referred to as "junk
                                           bonds"). Below investment grade debt
                                           securities will be rated at least B3
                                           by Moody's Investors Service, Inc.
                                           ("Moody's") and at least B- by
                                           Standard & Poor's Ratings Group
                                           ("S&P") at the time of purchase, or
                                           comparably rated by another
                                           statistical rating organization or if
                                           unrated, determined to be of
                                           comparable quality by the
                                           Sub-Adviser.

                                       o   The Fund will not invest more than
                                           10% of its managed assets in any
                                           single issuer.

                                       o   The Fund will not engage in short
                                           sales, except to the extent the Fund
                                           engages in derivative investments to
                                           seek to hedge against interest rate
                                           risk in connection with the Fund's
                                           use of Financial Leverage or market
                                           risks associated with the Fund's
                                           portfolio.

                                    To generate additional income, the Fund
                                    intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. The Fund anticipates that it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objective and policies within three months after the completion of the offering.


                                    The Fund's investment objective is
                                    considered fundamental and may not be
                                    changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market fluctuations. The term "managed assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding Preferred Shares). There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments" and "Risks" in this Prospectus and "Investment Policies and Techniques" in the Fund's Statement of Additional Information.


The Fund's Investments...........   The Fund's investments will consist of
                                    equity and/or debt securities issued by
                                    energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund will invest are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.


                                    The type of MLP and MLP-related entity
                                    equity securities the Fund will purchase include common units, subordinated units and I-Shares. Unlike the holders of common stock of a corporation, investors in MLP common units, including the Fund, have limited control and voting rights on matters affecting the partnership. Investors in MLP common units are generally entitled to minimum quarterly distributions ("MQD") from the MLP, including arrearage rights, which must be satisfied before any distributions are paid to subordinated unit holders or incentive payments are made to the MLP's general partner. MLP common units are typically listed and traded on a U.S. securities exchange. While the Fund anticipates that it will generally purchase MLP common units in open market transactions, the Fund may purchase MLP common units through direct placements. MLP subordinated units provide for distributions to be made to holders once the MQD payable to common unit holders have been satisfied but prior to incentive payments to the MLP's general partner. MLP subordinated units do not provide for arrearage rights and are typically convertible into common units after a specified period of time or upon the achievement of specified financial goals. As MLP subordinated units are not typically listed or publicly traded, the Fund anticipates that it will purchase MLP subordinated units directly from MLP affiliates or holders of such shares. I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.


                                    The Fund may also invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs and equity and debt securities of energy companies that are organized and/or taxed as corporations.

                                    The Fund may invest up to 35% of its managed assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

Hedging and Strategic
Transactions.....................   The Fund may, but is not required to, use
                                    various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of Financial Leverage, to facilitate portfolio management and mitigate risks. The Fund anticipates that, on a consistent and ongoing basis, it will write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. Call options are contracts representing the right to purchase a common stock at a specified price (the
                                    "strike price") at a specified future date
                                    (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. The Fund anticipates that it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objective and policies within three months after the completion of the offering. The
                                    Fund may purchase and sell derivative
                                    investments such as exchange-listed and
                                    over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The
                                    Fund also may purchase derivative
                                    investments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Use of Financial Leverage........   The Fund may seek to enhance the level of
                                    its current distributions through the use of Financial Leverage. The Fund intends to use leverage through the issuance of preferred shares ("Preferred Shares"), commercial paper or notes and/or other borrowings (each a "Leverage Instrument" and collectively, the "Leverage Instruments") in an aggregate amount up to approximately 20% of the Fund's managed assets after such issuance and/or borrowing. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The determination to use Financial
                                    Leverage is subject to the Board of
                                    Trustees' approval. Leverage Instruments will have seniority over the Common Shares.
                                    The use of Leverage Instruments will
                                    leverage your investment in the Common
                                    Shares. If the Fund uses Leverage
                                    Instruments, associated costs will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares.

                                    Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher distributions to holders of Common Shares. When leverage is employed, the net asset value and market prices of the Common Shares and the yield to holders of Common Shares will be more volatile.

                                    There is no assurance that a leverage
                                    strategy will be utilized by the Fund or that, if utilized, it will be successful. See "Use of Financial Leverage" and "Risks - Leverage Risk."

Tax Considerations...............   Fund Status. The Fund will be taxed as a
                                    regular corporation for federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S.
                                    Internal Revenue Code of 1986, as amended
                                    (the "Internal Revenue Code") in order to avoid paying entity level income taxes.
                                    Under current law, the Fund will not be
                                    eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its managed assets in MLPs, the distributions from which generally are not qualifying income for a regulated investment company. As a result, the Fund will be obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. However, as discussed below, the Fund expects that a substantial portion of the income it receives from MLPs will be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. Legislation is currently being considered which would make units in MLPs in the energy sector eligible investments for regulated investment companies. If enacted, such legislation would put the Fund at a competitive disadvantage to other funds that elect to be treated as regulated investment companies. If such legislation is enacted, the Fund may in the future elect to be treated as a regulated investment company.
                                    The taxation of Fund distributions is
                                    discussed further under "Tax Matters."

                                    Fund Assets.

                                    o      Investments in MLPs. The Fund will
                                        invest primarily in MLPs and MLP-
                                        related entities. The benefit the Fund
                                        derives from its investment in MLPs is
                                        largely dependent on MLPs being treated
                                        as partnerships for federal income tax
                                        purposes. As a partnership, an MLP has
                                        no income tax liability at the entity
                                        level. As a limited partner in the MLPs
                                        in which it invests, the Fund will be
                                        allocated its pro rata share of income,
                                        gains, losses, deductions and expenses
                                        from the MLPs. A significant portion of
                                        MLP income has historically been offset
                                        by tax deductions. In this situation,
                                        the Fund will incur a current tax
                                        liability on that portion of a
                                        distribution not offset by tax
                                        deductions with the remaining portion of the distribution being treated as a tax-deferred return of capital. The Fund's tax basis in its MLP units would be reduced by amounts treated as tax-deferred return of capital, which would potentially increase the Fund's taxable gain upon the sale of an MLP. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders.

                                    o       Investments in Other Securities. The
                                        Fund may also invest in equity and debt
                                        securities of energy companies that are
                                        organized and/or taxed as corporations.
                                        Interest and dividend payments received
                                        by the Fund with respect to such
                                        securities generally will be included in the Fund's corporate taxable income in the year in which it is received, although the Fund may qualify for the dividends-received deduction with respect to dividends on certain of the equity securities owned by the Fund.

                                    Shareholder Tax Aspects.

                                    o       Current Distributions on Shares.
                                        Common Shareholders of the Fund will
                                        hold common shares of a Massachusetts
                                        business trust which has elected for
                                        federal income tax purposes to be taxed
                                        as a corporation. There is a significant difference, for federal income tax purposes, between owning common shares of a taxable entity treated as a corporation for federal income tax purposes (such as the Fund) versus owning partnership interests in the MLPs in which the Fund will invest. Common Shareholders of the Fund will be subject to potential income tax only if the Fund pays out distributions. Depending on the nature of the distribution made by the Fund, the tax character of such distribution to Common Shareholders will vary. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to Common Shareholders as dividend income. Dividend income generally will qualify for treatment as "qualified dividend income" for federal income tax purposes if holding period and other requirements are satisfied. Qualified dividend income received by individual shareholders is taxed at long-term capital gains rates, which reach a maximum of 15%. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2008 (assuming such special tax treatment is not repealed by Congress before then). Higher tax rates will apply in 2009 unless further legislative action is taken by Congress. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a Common Shareholder's basis in its Common Shares, and such distributions would correspondingly reduce the Common Shareholder's basis in its Common Shares. A reduction in the Common Shareholder's basis would potentially increase the Common Shareholder's gain upon the sale of the Common Shares. Additionally, excess distributions that exceed a Common Shareholder's tax basis in its Common Shares will be taxed as gain. The past performance of MLPs indicates that a substantial portion of the Fund's distributions to Common Shareholders will likely represent a tax-deferred return of capital. However, there can be no guarantee that the Fund's expectation regarding the tax character of its distributions will be realized or that the Fund will make regular distributions.

                                    o       Sale of Shares. Common Shareholders
                                        generally will recognize a gain or loss
                                        upon the sale of their Common Shares.
                                        Such gain or loss is equal to the
                                        difference between the Common
                                        Shareholder's federal income tax basis
                                        in its Common Shares sold (as adjusted
                                        to reflect return of capital) and the
                                        sale proceeds received by the Common
                                        Shareholder upon the disposition of
                                        Common Shares. As a general rule, the
                                        sale of a capital asset, like Common
                                        Shares, held for more than a year will
                                        result in a long-term capital gain or
                                        loss. See "Tax Matters."

Comparison with Direct
Investments in MLPs..............   The Fund seeks to provide an efficient
                                    method for investing in MLPs, MLP-related entities and other energy companies. Some of the benefits of investing in the Fund as opposed to directly investing in MLPs include:

                                      o   The Fund provides, through a single
                                          investment vehicle, an investment in
                                          a portfolio of a number of MLPs,
                                          MLP-related entities and other energy
                                          companies;

                                      o   Direct investors in MLPs receive a
                                          partnership statement (a Form K-1
                                          statement) from each MLP they own and
                                          may be required to file income tax
                                          returns in each state in which the
                                          MLPs operate. Common Shareholders of
                                          the Fund will receive a single Form
                                          1099 and will only be required to file
                                          income tax returns in states in which
                                          they would ordinarily file;

                                      o   Direct investors in MLPs are limited
                                          in their ability to use losses to
                                          offset other gains by the passive
                                          activity income and loss rules,
                                          whereas Common Shareholders of the
                                          Fund are not so limited. The Fund,
                                          however, would be subject to the
                                          passive activity income and loss rules
                                          if in the future it elects to be
                                          treated as a regulated investment
                                          company for federal income tax
                                          purposes; and

                                      o   Income received by tax-exempt
                                          investors, including employee benefit
                                          plans and IRA accounts, from MLPs is
                                          treated as unrelated business taxable
                                          income ("UBTI"), whereas distributions
                                          these investors receive from an entity
                                          treated for federal income tax
                                          purposes as a corporation (such as the
                                          Fund) will generally not be treated as
                                          UBTI, unless the stock is
                                          debt-financed.

Investment Adviser
and Sub-Adviser..................   First Trust Advisors L.P. ("First Trust
                                    Advisors" or the "Adviser") will be the
                                    Fund's investment adviser, responsible for supervising the Fund's sub-adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The
                                    Adviser, in consultation with the
                                    Sub-Adviser (as defined below), is also
                                    responsible for determining the Fund's
                                    overall investment strategy and overseeing its implementation. Fiduciary Asset
                                    Management LLC ("Fiduciary Asset Management" or the "Sub-Adviser") will be the Fund's sub-adviser.

                                    First Trust Advisors, a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $11.8 billion in assets which it managed or supervised as of April 30, 2004.

                                    Fiduciary Asset Management, LLC is a
                                    Missouri limited liability company and a registered investment adviser, which manages a broad range of equity and fixed income securities for institutional and private wealth clients. Founded in 1994, Fiduciary Asset Management serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.0 billion of assets, which it managed or supervised as of April 30, 2004.


Distributions....................   The Fund's distributions generally will
                                    consist of (i) cash and paid-in-kind
                                    distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including, taxes on Fund taxable income and leverage costs. The Fund anticipates that, due to the tax treatment of cash distributions made by MLPs in which the Fund will invest, a significant portion of distributions the Fund makes to Common
                                    Shareholders will consist of a tax-deferred return of capital. The Fund intends to make quarterly distributions to Common
                                    Shareholders. The Fund expects that it will declare and make a distribution in early
                                    October 2004. As a result of the length of time the Adviser and Sub-Adviser believe it will take to invest fully the proceeds of the offering, the return and yield on the Common Shares in the first year of the Fund's investment operations is expected to be lower than when the Fund is fully invested in accordance with its objective and policies. The Fund anticipates that a significant portion of the first distribution will be made from sources other than cash distributions from its portfolio of MLP and MLP-related entity investments, and may consist of a return of investors' capital. There is no assurance that the Fund will continue to make regular distributions.
                                    See "Shareholder Tax Features" in this
                                    Summary and "Tax Matters."


                                    Unless a shareholder elects to receive
                                    distributions in cash, distributions will be used to purchase additional Common Shares of the Fund. See "Dividend Reinvestment Plan."

Listing..........................   The Common Shares have been approved for
                                    listing on the American Stock Exchange,
                                    subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is "FEN."

Corporate Finance Services
and Consulting Agent.............   A.G. Edwards will serve as corporate finance
                                    services and consulting agent. See
                                    "Corporate Finance Services and Consulting
                                    Fee and Additional Underwriting Fees."

Custodian, Administrator
and Transfer Agent...............   PFPC Trust Company will serve as custodian,
                                    and PFPC Inc. will serve as administrator, fund accountant and transfer agent for the Fund. See "Custodian, Administrator and
                                    Transfer Agent."

Closed-End Structure.............   Closed-end funds differ from open-end
                                    management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                                    However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described in this Prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

Special Risk
Considerations...................   No Operating History. The Fund is a newly
                                    organized, non-diversified, closed-end
                                    management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with no history of operations.

                                    Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                                    Energy Sector. The Fund's investments will generally be concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:


                                    o       Commodity Pricing Risk. MLPs,
                                        MLP-related entities and energy
                                        companies may be directly affected by
                                        energy commodity prices, especially
                                        those MLPs, MLP-related entities and
                                        energy companies who own the underlying
                                        energy commodity. Commodity prices
                                        fluctuate for several reasons including, changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies who are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity price may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.


                                    o      Supply and Demand Risk. A decrease in
                                        the production of natural gas, natural
                                        gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors including, catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

                                    o      Depletion and Exploration Risk. MLPs,
                                        MLP-related entities and energy
                                        companies engaged in the production
                                        (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire cost-effectively additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

                                    o       Regulatory Risk. MLPs, MLP-related
                                        entities and energy companies are
                                        subject to significant federal, state
                                        and local government regulation in
                                        virtually every aspect of their
                                        operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies.

                                    o      Interest Rate Risk. Rising interest
                                        rates could adversely impact the
                                        financial performance of MLPs,
                                        MLP-related entities and energy
                                        companies. Rising interest rates may
                                        increase an MLP's, MLP-related entity's
                                        or energy company's cost of capital,
                                        which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

                                    o      Acquisition Risk. The ability of MLPs
                                        to grow and to increase distributions to unitholders is dependent principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions either because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts or because they are unable to raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                                    o       Affiliated Party Risk. A few of the
                                        midstream MLPs are dependent on their
                                        parents or sponsors for a majority of
                                        their revenues. Any failure by the
                                        parents or sponsors to satisfy their
                                        payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

                                    o       Catastrophe Risk. The operations of
                                        MLPs, MLP-related entities and energy
                                        companies are subject to many hazards
                                        inherent in the transporting,
                                        processing, storing, distributing or
                                        marketing of natural gas, NGLs, crude
                                        oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

                                    o      Terrorism/Market Disruption Risk. The
                                        terrorist attacks in the United States
                                        on September 11, 2001 had a disruptive
                                        effect on the securities markets. United
                                        States military and related action in
                                        Iraq is ongoing and events in the Middle
                                        East could have significant adverse
                                        effects on the U.S. economy and the
                                        stock market. Uncertainty surrounding
                                        retaliatory military strikes or a
                                        sustained military campaign may affect
                                        energy company operations in
                                        unpredictable ways, including
                                        disruptions of fuel supplies and
                                        markets, and transmission and
                                        distribution facilities could be direct
                                        targets, or indirect casualties, of an
                                        act of terror. Since the September 11th
                                        attacks, the U.S. government has issued
                                        warnings that energy assets,
                                        specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

                                    o      MLP Risks. An investment in MLP units
                                        involves risks which differ from an
                                        investment in common stock of a
                                        corporation. Holders of MLP units have
                                        limited control and voting rights on
                                        matters affecting the partnership. In
                                        addition, there are certain tax risks
                                        associated with an investment in MLP
                                        units and conflicts of interest exist
                                        between common unit holders and the
                                        general partner, including those arising from incentive distribution payments.


                                    Cash Flow Risk. A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. As a result of the length of time the Adviser and Sub-Adviser believe it will take to invest fully the proceeds of the offering, the return and yield on the Common Shares in the first year of the Fund's investment operations is expected to be lower than when the Fund is fully invested in accordance with its objective and policies. The Fund anticipates that a significant portion of the first distribution will be made from sources other than cash distributions from its portfolio of MLP and MLP-related entity investments, and may consist of a return of investors' capital.


                                    Tax Risk of MLPs. The benefit the Fund
                                    derives from its investment in MLPs is
                                    largely dependent on MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on it its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the Common Shares.

                                    As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders. See "Risks - Deferred Tax Risk."

                                    Delay in Investing the Proceeds of this
                                    Offering. Although the Fund currently
                                    intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Prior to the time the Fund is fully invested, the proceeds of the offering may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the first year of the Fund's investment operations is expected to be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

                                    Equity Securities Risk. MLP units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                                    Certain of the energy companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger MLPs, MLP-related entities and energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

                                    MLP subordinated units in which the Fund will invest generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

                                    The Fund may invest in I-Shares which
                                    represent an indirect investment in MLP
                                    i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

                                    Leverage Risk. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on Common Shares in certain instances. In certain types of borrowings, the Fund may also be required to pledge assets to the lenders. Leverage involves risks and special considerations for Common Shareholders including:

                                    o   the likelihood of greater volatility of
                                        net asset value and market price of the
                                        Common Shares than a comparable
                                        portfolio without leverage;

                                    o   the risk that fluctuations in interest
                                        rates on borrowings and short-term debt
                                        or in the dividend rates on any
                                        Preferred Shares that the Fund may pay
                                        will reduce the return to the Common
                                        Shareholders or will result in
                                        fluctuations in the distributions paid
                                        on the Common Shares;

                                    o   the effect of leverage in a declining
                                        market, which is likely to cause a
                                        greater decline in the net asset value
                                        of the Common Shares than if the Fund
                                        were not leveraged, which may result in
                                        a greater decline in the market price of the Common Shares; and

                                    o   when the Fund uses financial leverage,
                                        the investment advisory fee payable to
                                        the Adviser and Sub-Adviser will be
                                        higher than if the Fund did not use
                                        leverage.

                                    The Board of Trustees, in its judgment,
                                    nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return.

                                    Derivatives. The Fund's hedging and
                                    strategic transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. See "Risks - Derivatives."

                                    Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments - Investment Practices - Portfolio Turnover" and "Tax Matters."

                                    Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.


                                    Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stock of energy companies trade on the NYSE, AMEX, and the NASDAQ National Market, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. See "The Fund's Investments - Investment Philosophy and Process."


                                    Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Adviser than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by the MLPs, which is not necessarily timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to calculate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

                                    Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

                                    Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof.

                                    Non-Diversification. The Fund is a
                                    non-diversified investment company under the
                                    1940 Act and will not be treated as a
                                    regulated investment company under the
                                    Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. There currently are approximately fifty-five (55) publicly traded MLPs, approximately half of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities of other energy companies, consistent with its investment objective and policies.

                                    Market Disruption Risk. The terrorist
                                    attacks in the United States on September
                                    11, 2001 had a disruptive effect on the
                                    securities markets. United States military and related action in Iraq is ongoing and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

                                    Anti-Takeover Provisions. The Fund's
                                    Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks - Anti-Takeover Provisions."

                                    Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

                            SUMMARY OF FUND EXPENSES


     The following table assumes the issuance of leverage in the form of debt in an amount equal to 20% of the Fund's managed assets (immediately after their issuance) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Other Expenses shown in the table and related footnotes are based on estimated amounts.


Shareholder Transaction Expenses:
Sales Load Paid by You (as a percentage of offering price) ...........................................   4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)............................   0.20%
Dividend Reinvestment Plan Fees.......................................................................   None(2)

                                                                                         Percentage of Net Assets
                                                                                       Attributable to Common Shares
                                                                                         (Assumes Debt Is Used)(3)
                                                                                       -----------------------------
Annual Expenses:
Management Fees(4) ...................................................................................   1.25%
Other Expenses........................................................................................   0.47%(5)
Interest Payments on Borrowed Funds...................................................................   0.86%
                                                                                                        ------
Total Annual Expenses.................................................................................   2.58%
                                                                                                        ======
Fee and Expense Reimbursement (Years 1 and 2)(6)......................................................  (0.31)%
                                                                                                        ------
     Total Net Annual Expenses........................................................................   2.27%
                                                                                                        ======
------------------------

(1) The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) all offering costs (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $0.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $0.04 per Common Share.
(2) You will pay brokerage charges if you direct PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

(3)  The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares. Unlike the table above, this table assumes that no debt and no other leverage is used. This will be the case, for instance, prior to the Fund's expected issuance of debt or the use of other
     Leverage Instruments. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:
                                                                                         Percentage of Net Assets
                                                                                       Attributable to Common Shares
                                                                                         (Assumes No Debt Is Used)
                                                                                       ------------------------------
       Annual Expenses:
       Management Fees(4).............................................................................   1.00%
       Other Expenses.................................................................................   0.30%
       Total Annual Expenses..........................................................................   1.30%
                                                                                                         =====
       Fee and Expense Reimbursement (Years 1 and 2)(6)...............................................  (0.25)%
            Total Net Annual Expenses.................................................................   1.05%

                                                                                                         =====

(4)  Represents the aggregate fee payable to the Adviser and Sub-Adviser.

(5) If the Fund issues leverage in the form of debt, costs of the issuance of debt, estimated to be approximately 1.50% of the total dollar amount of the debt issuance, will be borne immediately by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of debt in an amount equal to 20% of the Fund's managed assets (immediately after the issuance of such debt), those offering costs are estimated to be no more than approximately $450,000 or $0.07 per Common Share (0.352% of the offering price of the Common Shares).

(6) For each of the first two years following the commencement of the Fund's operations through June 24, 2006, the Adviser has agreed to reduce its annual management fee to 0.75% of the Fund's managed assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser has agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.382% of the Fund's managed assets.


     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Fund's first full year of operations. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2.00 and the estimated offering costs of issuing debt assuming the Fund issues debt representing 20% of the Fund's capital (after their issuance) of $3.52) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 2.27% of net assets attributable to Common Shares in years 1 and 2, increasing to 2.58% in years 3 through 10 and (2) a 5% annual return(1):


           1 Year          3 Years(2)         5 Years           10 Years
           ------          ----------         -------           --------
             $73             $122              $177              $326
------------------
(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not issue any debt, an investor would pay the following expenses based on the assumptions in the example: 1 Year, $57; 3 Years, $82; 5 Years, $111; and 10 Years, $193.
(2) Assumes reimbursement of fees and expenses of 0.25% of the average daily managed assets of the Fund in years 1 and 2. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 24, 2006. See footnote 6 above and "Management of the Fund - Investment Management Agreement."

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141.



                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares will be approximately $121,984,000 ($140,281,600 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $0.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objective and policies within three months after the completion of the offering. Pending such investment, the proceeds may be invested in cash, cash equivalents or other securities. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities.



                             THE FUND'S INVESTMENTS

Investment Objective and Policies

     The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to Common Shareholders. Total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its Common Shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund will focus on investing in publicly traded MLPs and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund) relative to the taxable income allocable to such investors, the Fund believes that a significant portion of its income will be tax deferred and that any cash distributions made by the Fund to its Common Shareholders will be associated with relatively high levels of deferred taxable income. There can be no assurance that the Fund will achieve its investment objective.

     The Fund's investment objective is considered fundamental and may not be changed without Common Shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding" Common Shares, provided that Common Shareholders receive at least 60 days' prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.


     The Fund will seek to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Adviser expects to achieve the Fund's objective with such investments.


     The Fund's policy of investing at least 85% of its "managed assets" (total assets of the Fund, including assets obtained through leverage minus operating expenses) in securities of energy companies, MLPs and MLP-related entities in the energy sector is non-fundamental.

     The Fund has adopted the following additional non-fundamental policies:

        o Under normal market conditions after the invest-up period, the Fund intends to invest at least 65% and up to 100% of its managed assets in equity securities issued by energy sector MLPs and MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

        o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund does not intend to invest more than 35% of its managed assets in such restricted securities, including no more than 10% of its managed assets in private companies.

        o The Fund may invest up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Sub-Adviser.

        o The Fund will not invest more than 10% of its managed assets in any single issuer.

        o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

     Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

     For a more complete discussion of the Fund's initial portfolio composition, see "Portfolio Composition."


Investment Philosophy and Process

     Under normal market conditions after the invest-up period, the Fund intends to invest at least 85% of its managed assets in securities of energy companies, MLPs and MLP-related entities. The Sub-Adviser intends to seek securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Sub-Adviser's securities selection process will include a comparison of quantitative, qualitative, and relative value factors. While the Sub-Adviser maintains an active dialogue with several research analysts in the energy sector, the Sub-Adviser's primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by their in-house investment analysts. To determine whether a company meets its criteria, the Sub-Adviser generally will consider, among other things, a proven track record, a strong record of distribution or dividend growth, solid ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure, and management team.


     The Fund will concentrate its investments in the energy sector. The Fund will pursue its objective by investing principally in a portfolio of equity securities issued by MLPs and MLP-related entities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the Fund's Statement of Additional Information.


     Energy Companies. The Fund's investments will consist of equity and/or debt securities issued by energy companies, energy sector MLPs and MLP-related entities. The companies in which the Fund will invest are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

     Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, other energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rules and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

     Master Limited Partnerships. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

     MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

     Energy MLPs in which the Fund will invest can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

        o Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

        o Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

        o Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

     The Fund also may invest in equity and debt securities of energy companies that are organized and/or taxed as corporations and may invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs, and in private companies that operate energy assets.

Portfolio Composition

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.


     Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its managed assets in equity securities issued by energy MLPs, including common units and subordinated units, and by MLP-related entities, including common stock and I-Shares.


     MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

     MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

     MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the New York Stock Exchange.

     Equity Securities of Energy Companies. The Fund may invest up to 35% of its managed assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

     Debt Securities. The Fund may invest up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. The Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

Investment Practices

     Covered Call Option Transactions. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

     Hedging and Interest Rate Transactions. The Fund may, but is not required to, use various hedging and strategic transactions described below to seek to reduce interest rate risks arising from any use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks. The Fund anticipates that, on a consistent and ongoing basis, it will write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. Hedging and strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

     The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

     See "Risks - Derivatives" in the Prospectus and "Investment Policies and Techniques" in the Fund's Statement of Additional Information for a more complete discussion of Strategic Transactions and their risks.

     Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."

                            USE OF FINANCIAL LEVERAGE

     The Fund may seek to enhance the level of its current distributions through the use of Financial Leverage. The Fund may borrow (by use of commercial paper, notes and/or other borrowings) an amount up to 33-1/3% (or such other percentage as permitted by law) of its managed assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares ("Preferred Shares") in an amount up to 50% of the Fund's managed assets (including the proceeds of the Preferred Shares and any borrowings). However, the Fund intends, under normal circumstances, to utilize leverage in an amount up to approximately 20% of the Fund's managed assets. Borrowings, commercial paper or notes and Preferred Shares are each considered a "Leverage Instrument" and collectively, the "Leverage Instruments." Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Leverage Instruments would have complete priority upon distribution of assets over Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although based on recommendations by the Adviser and the Sub-Adviser, the determination of whether to utilize Financial Leverage, as well as timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments, would be determined by the Fund's Board of Trustees. The Fund expects to invest the net proceeds derived from any Leverage Instrument offering according to the investment program described in this Prospectus. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

     Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the holders of the shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's managed assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Adviser and Sub-Adviser will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks - Leverage Risk."

     The Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of managed assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the managed assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the

Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     If Preferred Shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's managed assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's managed assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's managed assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage


     Assuming that the Leverage Instruments will represent approximately 20% of the Fund's managed assets and pay dividends or interest at an annual combined average rate of 3.5%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.81% in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.


     The following table is furnished in response to requirements of the Securities and Exchange Commission.

     It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
See "Risks."

     The table further reflects the issuance of Leverage Instruments representing 20% of the Fund's managed assets, net of expenses, and the Fund's currently projected annual Preferred Share dividend or other leverage interest rate of 3.5%.


     Assumed Portfolio Total Return (Net of Expenses) ......   (10)%    (5)%     0%       5%      10%
     Common Share Total Return ............................. (13.33)%  (7.10)% (0.86)%   5.37%   11.60%


     Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.


                                      RISKS

General

     Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the Fund's Statement of Additional Information.

No Operating History

     The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

     An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund's Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

Energy Sector

     The Fund's investments will generally be concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

        o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those energy companies who own the underlying energy commodity. Commodity prices fluctuate for several reasons including, changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies who are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity price may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

        o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors including, catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

        o Depletion and Exploration Risk. MLPs, MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire cost-effectively additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

        o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies.

        o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

        o Acquisition Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions either because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts or because they are unable to raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

        o Affiliated Party Risk. A few of the midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

        o Catastrophe Risk. The operations of MLPs, MLP-related entities and energy companies are subject to many hazards inherent in the transporting, processing, storing, distributing or marketing of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

        o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distributions facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

        o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Industry Specific Risk

     MLPs, MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

        o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

        o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

        o MLPs, MLP-related entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Cash Flow Risk


     A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. As a result of the length of time the Adviser and Sub-Adviser believe it will take to invest fully the proceeds of the offering, the return and yield on the Common Shares in the first year of the Fund's investment operations is expected to be lower than when the Fund is fully invested in accordance with its objective and policies. The Fund anticipates that a significant portion of the first distribution will be made from sources other than cash distributions from its portfolio of MLP and MLP-related entity investments, and may consist of a return of investors' capital.


Tax Risk

     The Fund's ability to meet its investment objective will depend on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the Common Shares.

Tax Law Change Risk

     Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its Common Shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by Common Shareholders. In addition, legislation is currently being considered which would make units in MLPs in the energy sector eligible investments for regulated investment companies, which are not generally subject to entity level taxation. If enacted, this legislation would put the Fund at a competitive disadvantage to other funds that elect to be treated as regulated investment companies. If such legislation is enacted, the Fund may in the future elect to be treated as a regulated investment company.

Deferred Tax Risk


     As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.


Delay in Investing the Proceeds of this Offering

     Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Prior to the time the Fund is fully invested, the proceeds of the offering may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the first year of the Fund's investment operations is expected to be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

Equity Securities Risk

     MLP common units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates given their yield-based nature.

     Certain of the MLPs, MLP-related entity and other energy companies in which the Fund may invest may have comparatively smaller capitalizations than other companies. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These MLPs, MLP-related entities and energy companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

     A few of the midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

     MLP subordinated units in which the Fund will invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

     While not precise, the price of I-Shares and their volatility tend to be correlated to the price of MLP common units.

Leverage Risk

     The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its managed assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's managed assets (including the proceeds of the Preferred Shares and any borrowings). However, the Fund intends, under normal circumstances, to utilize leverage in an amount up to approximately 20% of the Fund's managed assets. Borrowings and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage." The successful use of leverage depends on the Sub-Adviser's ability to predict or hedge correctly interest rate and market movements. Although the use of leverage by the Fund may create an opportunity for increased returns for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be used or will be successful. Leverage involves risks and special considerations for Common Shareholders including:

        o the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage;

        o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

        o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

        o when the Fund uses financial leverage, the investment advisory fee payable to the Adviser and the Sub-Adviser's fee will be higher than if the Fund did not use leverage.

     The Board of Trustees, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return.

     The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on Common Shares in certain instances. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common

Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     Restrictive Covenants and 1940 Act Restrictions. With respect to a borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employment Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements. To the extent necessary, the Fund intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Derivatives

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors.

     Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

     The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. For example, the Fund may utilize interest rate swaps and caps in connection with any use by the Fund of Financial Leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

     Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Portfolio Turnover Risk


     The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments - Investment Practices - Portfolio Turnover" and "Tax Matters."


Restricted Securities

     The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

Liquidity Risk


     Although common units of MLPs, I-Shares of MLP-related entities, and common stocks of energy companies trade on the NYSE, AMEX, and the NASDAQ National Market, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.


Valuation Risk

     Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Adviser than that required for securities for which there is an active trading market. In addition, the Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

Interest Rate Risk

     Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. The Fund's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Below Investment Grade Securities Risk

     Below investment grade securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, are of comparable credit quality. Below investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

        o   greater yield and price volatility;

        o   greater credit risk and risk of default;

        o potentially greater sensitivity to general economic or industry conditions;

        o   potential lack of attractive resale opportunities (illiquidity); and

        o   additional expenses to seek recovery from issuers who default.

     In addition, the prices of these below investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade securities tend to be less liquid than investment grade securities and the market for below investment grade securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade security held in the Fund's portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent it is required to seek recovery of such principal or interest.

     Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     The market for below investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

     For a further description of below investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

Non-Diversification

     The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. There currently are approximately fifty-five (55) publicly traded MLPs, approximately half of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities issued by energy companies, consistent with its investment objective and policies.

Market Disruption Risk

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Anti-Takeover Provisions

     The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

Market Discount From Net Asset Value

     Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Inflation Risk

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Certain Affiliations

     Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Fiduciary Asset Management. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


                             MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

     First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $11.8 billion in assets which it managed or supervised as of April 30, 2004.

     First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust Advisors, including a description of the services provided, see the Statement of Additional Information.

Sub-Adviser

     The Sub-Adviser, Fiduciary Asset Management, LLC, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.0 billion of assets as of April 30, 2004.

     Fiduciary Asset Management invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients. Fiduciary Asset Management's clients include Fortune 500 companies, public pensions and large endowments and foundations. Fiduciary Asset Management has managed master limited partnership portfolios for clients since 1995.

     Fiduciary Asset Management was founded as an independent investment firm in 1994 by Charles D. Walbrandt. From 1974 through 1994 Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management is controlled by Mr. Walbrandt.

     Fiduciary Asset Management's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammad Riad, James J. Cunnane Jr., and Joseph E. Gallagher. Mr. Cunnane will serve as the primary portfolio manager for the Fund.

     Mr. Cunnane has over ten years experience managing portfolios and is a member of the equity portfolio management team and performs securities research. Prior to joining Fiduciary Asset Management in 1996, he was a research analyst with A.G. Edwards from 1994 to 1996. He also worked as an analyst for Maguire Investment Advisors, where he gained extensive experiences in the development of master limited partnership and mid- and small-cap stock portfolios. He holds a B.S. degree in finance from Indiana University. Mr. Cunnane is a Chartered Financial Analyst, and serves on the investment committee of the Archdiocese of St. Louis and the board of the St. Louis internship program.

     William N. Adams performs securities research on equity and fixed income securities and focuses on the energy sector. Prior to joining Fiduciary Asset Management in 2004, Mr. Adams was a research analyst with Banc of America Capital Management and previous entities from 1981 to 2004, specializing in integrated oils, oil field services, oil and natural gas exploration, and refining and marketing. Mr. Adams received his BSBA/MBA degrees from Washington University in St. Louis and is a Chartered Financial Analyst.

Investment Management Agreement

     Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's managed assets.

     For purposes of calculation of the management fee, the Fund's "managed assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

     In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.


     For each of the first two years following the commencement of the Fund's operations through June 24, 2006, the Adviser has agreed to reduce its annual management fee to 0.75% of the Fund's managed assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser has agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.382% of the Fund's managed assets.


     The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $0.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $0.04 per Common Share.

     Because the fee paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's managed assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees from the Fund will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 20% of the Fund's managed assets (after their issuance), the Fund's management fee would be 1.252% of net assets attributable to Common Shares.
See "Summary of Fund Expenses."


                                 NET ASSET VALUE


     The Fund will determine the net asset value of its Common Shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) no less frequently than weekly on Friday of each week. Net asset value is computed by dividing the value of all assets of the Fund (including option premiums, accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares, by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.


     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined by the Board of Trustees in a manner that most fairly reflects fair market value of the security on the valuation date.

     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.


                                  DISTRIBUTIONS


     The Fund intends to make quarterly distributions to Common Shareholders. As a result of the length of time the Adviser and Sub-Adviser believe it will take to invest fully the proceeds of the offering, the return and yield on the Common Shares in the first year of the Fund's investment operations is expected to be lower than when the Fund is fully invested in accordance with its objective and policies. The Fund anticipates that a significant portion of the first distribution will be made from sources other than cash distributions from its portfolio of MLP and MLP-related entity investments, and may consist of a return of investors' capital. Fund distributions will generally consist of (i) cash or paid-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and dividend or other payments on equity securities owned by the Fund, less (ii) current or accrued operating expenses of the Fund, including, taxes on Fund taxable income and leverage costs. The Fund anticipates that, due to the tax treatment of cash distributions made by MLPs in which the Fund will invest, a significant portion of distributions the Fund makes to Common Shareholders will consist of a tax-deferred return of capital. All realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Unless you elect to receive cash distributions, your distributions of net investment income will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan.


     Distributions by the Fund, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.


                           DIVIDEND REINVESTMENT PLAN

     If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your Common Shares will be automatically reinvested by the Plan Agent, PFPC Inc., in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

     If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

     The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

     If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                              DESCRIPTION OF SHARES

Common Shares


     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.


     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is "FEN." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. First Trust Advisors and Fiduciary Asset Management have each agreed to pay one-half (on a several basis) of (i) all organizational expenses and (ii) all offering costs (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $0.04 per Common Share.
See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

Preferred Shares

     The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's managed assets less liabilities and indebtedness of the Fund. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

      Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


     The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by Common Shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, if any, outstanding and entitled to vote. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."


     The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                 STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

Closed-End Structure

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.


Repurchase of Common Shares and Tender Offers

     In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for Common Shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for Common Shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's Common Shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

     There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the managed assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Adviser and the Sub-Adviser do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

     The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. Any Preferred Shares or Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                   TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

Matters Addressed

     This section and the discussion in the Statement of Additional Information provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the Common Shares. It does not address all federal income tax consequences that may apply to investment in the Common Shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code, on treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Common Shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of Common Shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold Common Shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold Common Shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

     For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization of the Fund for U.S. Federal Income Tax Purposes

     The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund will be subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income would generally include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the Common Shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

     The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

     The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

     In general, for certain periods in the investment life cycle, energy ventures historically have generated taxable income in amounts less than the amount of cash distributions that they have produced. The Fund anticipates that it will not incur U.S. federal income tax on a significant portion of its cash flow received, particularly after taking into account the Fund's current operating expenses. However, the Fund's particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by the Fund.

     Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

     In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

     The Fund will not be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund is intending to invest in MLPs, it is not expected that the Fund will meet such tests. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or Common Shareholders of the Fund.

Taxation of the Shareholders

     Distributions. The Fund's distributions will be treated as dividends to Common Shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

     As discussed in greater detail below, dividends that qualify as "qualified dividend income" are generally taxed to individuals at a maximum 15% rate if certain holding period requirements are met. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met. Common Shareholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the Common Shareholder's interest in the Fund is effectively connected to a U.S. trade or business and the Common Shareholder provides the Fund with a Form W-8ECI signed under penalties of perjury (in which case, the Common Shareholder will be subject to the normal U.S. graduated rates) or (ii) the Common Shareholder is eligible for the benefits of a U.S. income tax treaty and provides the Fund with a Form W-8BEN signed under penalties of perjury (in which case, the Common Shareholder will be subject to the rate of withholding provided for in the relevant treaty).

     If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the Common Shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the Common Shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2008. Corporations are taxed on capital gains at their ordinary graduated rates.

     Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs' assets, the Fund could from time to time be classified as a U.S. real property holding company. If the Fund is classified as a U.S. real property holding company, dispositions of interests in the Fund by a non-U.S. Common Shareholder and distributions in excess of a non-U.S. Common Shareholder's basis may be subject to 10% withholding.

     A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for federal income tax purposes.

     Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

     The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2008, unless such favorable treatment is repealed sooner by new legislation. The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008, with the maximum marginal federal income tax rate being 35% at such time with another increase to 39.6% currently scheduled to be effective after December 31, 2010.

     A Common Shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating Common Shareholder and the participating Common Shareholder reinvested such amount in additional Fund Common Shares.

     The Fund will notify Common Shareholders annually as to the federal income tax status of Fund distributions to them.

      Sale of Shares. Upon the sale of Common Shares, a Common Shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the Common Shareholder's tax basis of Common Shares sold. As discussed above, such tax basis may be less than the price paid for the Common Shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such Common Shares were capital assets held for more than one year.

     Information Reporting and Withholding. The Fund will be required to report annually to the IRS, and to each Common Shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each Common Shareholder (other than Common Shareholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide the Fund, under penalties of perjury, an IRS Form W9, Form W8BEN, Form W8ECI or an equivalent form containing the Common Shareholder's name, address, correct federal taxpayer identification number and a statement that the Common Shareholder is not subject to backup withholding. Should a non-exempt Common Shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the Common Shareholder's federal income tax liability provided the required information is furnished to the IRS.

Tax Consequences of Certain Investments

     Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

     MLPs are often publicly traded. Publicly traded partnerships ("PTPs") are generally treated as corporations for federal income tax purposes. However, if a PTP satisfies certain income character requirements, the PTP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, a PTP must receive at least 90% of its gross income from certain "qualifying income" sources.

     Qualifying income for most PTPs includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund anticipates investing in energy PTPs, so the income of the PTPs should qualify as qualifying income.

     The federal tax rules relating to PTPs provide that the "qualifying income" exception to corporate tax treatment does not apply, in general, to any partnership that would be treated as a regulated investment company for federal income tax purposes if the partnership were a corporation. For this reason, PTPs are generally structured to not be registered under the 1940 Act.

     As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

     When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

     The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

     Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's Common Shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common Shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

     Nature of Fund's Investments. The Fund expects to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

     Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

                                  UNDERWRITING


     The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc., as lead manager ("A.G. Edwards") and Advest, Inc.; Dominick & Dominick LLC; Ferris, Baker Watts, Incorporated; Fixed Income Securities L.P.; Janney Montgomery Scott LLC; KeyBanc Capital Markets, a division of McDonald Investments Inc.; Legg Mason Wood Walker, Incorporated; Morgan Keegan & Company, Inc.; SunTrust Capital Markets, Inc.; Wells Fargo Investments, LLC; and Wunderlich Securities, Inc., as their representatives (including A.G. Edwards, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, First Trust Advisors and Fiduciary Asset Management (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.


Underwriters                                                             Shares
------------                                                             ------

A.G. Edwards & Sons, Inc. ..........................................  3,220,000
Advest, Inc. .......................................................    100,000
Dominick & Dominick LLC ............................................    100,000
Ferris, Baker Watts, Incorporated ..................................    250,000
Fixed Income Securities L.P.  ......................................    250,000
Janney Montgomery Scott LLC ........................................    250,000
KeyBanc Capital Markets, a division of McDonald Investments Inc. ...    250,000
Legg Mason Wood Walker, Incorporated ...............................    350,000
Morgan Keegan & Company, Inc. ......................................    100,000
SunTrust Capital Markets, Inc.  ....................................    100,000
Wells Fargo Investments, LLC .......................................    250,000
Wunderlich Securities, Inc.  .......................................    100,000
Robert W. Baird & Co. Incorporated .................................     60,000
BB&T Capital Markets, A Division of Scott & Stringfellow, Inc. .....     60,000
Brean Murray & Co., Inc. ...........................................     30,000
Brookstreet Securities Corporation .................................     60,000
Crowell, Weedon & Co. ..............................................     30,000
D.A. Davidson & Co. ................................................     30,000
Deutsche Bank Securities Inc. ......................................     60,000
First Southwest Company ............................................     30,000
GunnAllen Financial, Inc. ..........................................     30,000
HARRISdirect LLC ...................................................     30,000
Howe Barnes Investments, Inc. ......................................     30,000
Huntleigh Securities Corporation ...................................     30,000
Johnson Rice & Company L.L.C. ......................................     30,000
Johnston, Lemon & Co. Incorporated .................................     30,000
Ladenburg Thalmann & Co. Inc. ......................................     60,000
Mesirow Financial, Inc. ............................................     60,000
David A. Noyes & Company ...........................................     30,000
Parker/Hunter Incorporated .........................................     30,000
Petrie Parkman & Co., Inc. .........................................     30,000
Piper Jaffray & Co. ................................................     60,000
Quick & Reilly Inc. ................................................     30,000
RBC Capital Markets Corporation ....................................     60,000
Sanders Morris Harris ..............................................     30,000
The Seidler Companies Incorporated .................................     30,000
Smith, Moore & Co. .................................................     60,000
Southwest Securities, Inc. .........................................     30,000
Stephens Inc. ......................................................     30,000
                                                                      ---------
    Total ..........................................................  6,400,000
                                                                      =========


     The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares offered hereby if they purchase any of the Common Shares.


     The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of 960,000 additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

     The Representatives have advised the Fund that the Underwriters propose to offer some of the Common Shares directly to investors at the offering price of $20.00 per Common Share, and may offer some of the Common Shares to certain dealers at the offering price less a concession not in excess of $0.60 per Common Share, and such dealers may reallow a concession not in excess of $0.10 per Common Share on sales to certain other dealers. Notwithstanding the foregoing, Fixed Income Securities L.P. may pay up to an additional $0.03 per Common Share from the sales load to certain dealers pursuant to existing arrangements with such dealers. The Fund has agreed to pay the Underwriters up to $50,000 in a partial reimbursement of their expenses (including certain legal expenses). The amount of such expense reimbursement will not exceed 0.039% of the total price to the public of the Common Shares. The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

     The Fund will pay its Common Share offering costs (other than sales load but including a partial reimbursement of certain underwriting expenses) up to and including $0.04 per Common Share. First Trust Advisors has agreed to pay (i) all of the Fund's organizational costs and (ii) all of the Common Share offering costs (other than sales load but including a partial reimbursement of certain underwriting expenses) that exceed $0.04 per Common Share. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $0.04 per Common Share. To the extent that aggregate offering expenses are less than $0.04 per Common Share, up to 0.10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to First Trust Portfolios, L.P. as reimbursement for the distribution services they provide to the Fund (the "Contingent Reimbursement Amount"). Because the offering costs are expected to exceed $0.04 per Common Share, the Fund will not pay First Trust Portfolios, L.P. any amount of the Contingent Reimbursement Amount. First Trust Portfolios, L.P. is an affiliate of the Adviser.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is "FEN." In order to meet the requirements for listing the Common Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,000). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives.

     The Fund, First Trust Advisors and Fiduciary Asset Management have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

     The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

     Until the distribution of Common Shares is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Common Shares while the offering is in progress.


     The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions. The same penalty bid may be imposed by an Underwriter who distributes Common Shares to another broker-dealer, who is not an Underwriter, if said broker-dealer sells shares which are repurchased by the Underwriters in stabilizing or short covering transactions.


     These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the American Stock Exchange or otherwise.

     As described below under "Corporate Finance Services and Consulting Fee and Additional Underwriting Fees," A.G. Edwards will provide the corporate finance and consulting services described below (the "Services") pursuant to an agreement with First Trust Advisors (the "Services Agreement") and will be entitled to receive the fees (the "Service Fees") described below.


     As described above, First Trust Portfolios, L.P., an affiliate of the Adviser, will provide distribution assistance in connection with the sale of the Common Shares of the Fund, and may receive from the Fund an amount as reimbursement for related expenses up to the Contingent Reimbursement Amount, which will not exceed 0.10% of the total price to the public of the Common Shares sold in this offering. First Trust Portfolios, L.P. is a registered broker-dealer and a member of the National Association of Securities Dealers ("NASD"). However, because the offering costs are expected to exceed $0.04 per Common Share, the Fund will not pay First Trust Portfolios, L.P. any amount of the Contingent Reimbursement Amount.

     The total amount of the partial reimbursement of the expenses of the Underwriters, the amount paid to First Trust Portfolios, L.P., and, under current interpretations of the NASD staff in effect on the date of this Prospectus (which may be subject to change), the Service Fees will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to Underwriters in connection with the public offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will be limited to 9.0% of the total price to the public of the Common Shares.

     The address of the lead managing underwriter is: A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103.


                CORPORATE FINANCE SERVICES AND CONSULTING FEE AND
                          ADDITIONAL UNDERWRITING FEES

     As described above, the Fund has agreed to pay the Underwriters up to $50,000 in a partial reimbursement of their expenses (including certain legal expenses). In addition, the Fund has agreed to pay the Contingent Reimbursement Amount to First Trust Portfolios, L.P.


     First Trust Advisors (and not the Fund) has also entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards and has agreed to pay from its own assets a fee to A.G. Edwards. This fee will be payable quarterly at the annual rate of 0.15% of the Fund's average daily net assets and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, A.G. Edwards will: (i) provide relevant information, studies or reports regarding closed-end investment companies with similar investment objectives and/or strategies as the Fund as well as general trends in the closed-end investment company and asset management industries, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the Common Shares relating to the trading price and market price thereof upon which First Trust Advisors and A.G. Edwards shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market. The amounts paid as Service Fees will not exceed 4.461% of the offering price of the Common Shares. NASD interpretations regarding Service Fees are subject to change.



                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

     The custodian of the assets of the Fund is PFPC Trust Company ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.06% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                       ----
Use of Proceeds .....................................................    1
Investment Objective ................................................    1
Investment Restrictions..............................................    2
Investment Policies and Techniques ..................................    4
Additional Information About the Fund's Investments
    and Investment Risks.............................................    6
Other Investment Policies and Techniques ............................   24
Management of the Fund ..............................................   33
Investment Adviser ..................................................   38
Sub-Adviser..........................................................   41
Portfolio Transactions and Brokerage ................................   42
Description of Shares ...............................................   44
Certain Provisions in the Declaration of Trust ......................   46
Repurchase of Fund Shares; Conversion to Open-End Fund ..............   48
Net Asset Value......................................................   50
Tax Matters .........................................................   53
Performance Related and Comparative Information .....................   58
Experts .............................................................   61
Custodian, Administrator and Transfer Agent .........................   61
Independent Registered Public Accounting Firm .......................   61
Additional Information ..............................................   61
Report of Independent Registered Public Accounting Firm .............   63
Financial Statements ................................................   64

Appendix A -- Ratings of Investments.................................  A-1
Appendix B -- Fiduciary Asset Management, LLC Proxy Voting Policy....  B-1

================================================================================
You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.


                     TABLE OF CONTENTS
                                                                   Page
                                                                   ----
Prospectus Summary ...............................................   1
Summary of Fund Expenses .........................................  17
The Fund .........................................................  19
Use of Proceeds ..................................................  19
The Fund's Investments ...........................................  19
Use of Financial Leverage.........................................  24
Risks ............................................................  25
Management of the Fund ...........................................  35
Net Asset Value ..................................................  36
Distributions ....................................................  37
Dividend Reinvestment Plan .......................................  37
Description of Shares ............................................  38
Certain Provisions in the Declaration of Trust ...................  40
Structure of the Fund; Common Share
   Repurchases and Change in Fund Structure.......................  40
Tax Matters.......................................................  42
Underwriting .....................................................  46
Corporate Finance Services and Consulting
   Fee and Additional Underwriting Fees...........................  48
Custodian, Administrator and Transfer Agent ......................  48
Legal Opinions ...................................................  48
Table of Contents for the Statement of
   Additional Information ........................................  49

                              -----------------


     Until July 19, 2004 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                                 6,400,000 Shares


                                ENERGY INCOME AND
                                   GROWTH FUND


                                  Common Shares



                                   ----------
                                   PROSPECTUS
                                   ----------



                                  A.G. EDWARDS

                                  ADVEST, INC.

                             DOMINICK & DOMINICK LLC

                              FERRIS, BAKER WATTS
                                  INCORPORATED

                          FIXED INCOME SECURITIES L.P.

                           JANNEY MONTGOMERY SCOTT LLC

                             KEYBANC CAPITAL MARKETS

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                          MORGAN KEEGAN & COMPANY, INC.

                           SUNTRUST ROBINSON HUMPHREY

                          WELLS FARGO INVESTMENTS, LLC

                           WUNDERLICH SECURITIES, INC.



                                  June 24, 2004


================================================================================

Back Cover




                          ENERGY INCOME AND GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         The Energy Income and Growth Fund (the "Fund") is a newly organized, non-diversified closed-end management investment company.


         This Statement of Additional Information relating to common shares of beneficial interest of the Fund ("Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated June 24, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


         This Statement of Additional Information is dated June 24, 2004.




Front Cover


                                TABLE OF CONTENTS

                                                                            PAGE

USE OF PROCEEDS...............................................................1
INVESTMENT OBJECTIVE..........................................................1
INVESTMENT RESTRICTIONS.......................................................2
INVESTMENT OBJECTIVE POLICIES AND TECHNIQUES..................................4
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT
      RISKS...................................................................6
OTHER INVESTMENT POLICIES AND TECHNIQUES.....................................24
MANAGEMENT OF THE FUND.......................................................34
INVESTMENT ADVISER...........................................................38
SUB-ADVISER..................................................................41
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................43
DESCRIPTION OF SHARES........................................................44
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST...............................46
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................48
NET ASSET VALUE..............................................................50
TAX MATTERS..................................................................53
PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................59
EXPERTS......................................................................61
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT..................................61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................62
ADDITIONAL INFORMATION.......................................................62
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................63
FINANCIAL STATEMENTS.........................................................64

APPENDIX A   --   Ratings of Investments....................................A-1
APPENDIX B   --   Fiduciary Asset Management, LLC Proxy Voting Policy.......B-1

Page i


                                 USE OF PROCEEDS


         The net proceeds of the offering of Common Shares of the Fund will be approximately $121,984,000 ($140,281,600 if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds in securities and other instruments that meet the investment objective and policies within three months after completion of the offering.



         For the Fund, First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of underwriter expenses) that exceed $0.04 per Common Share. Fiduciary Asset Management, LLC ("Fiduciary Asset Management" or "Sub-Adviser") has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $0.04 per Common Share.

         Pending investment in securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in cash or cash equivalents.



                              INVESTMENT OBJECTIVE

         Investment Objective. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of energy companies. The Fund will focus on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. As used in this Statement of Additional Information, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a significant portion of its income will be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.


         The Fund will seek to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Adviser expects to achieve the Fund's objective with such investments.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following non-fundamental policies:

        o Under normal market conditions after the invest-up period, the Fund will invest at least 85% of its managed assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities.


        o Under normal market conditions after the invest-up period, the Fund intends to invest at least 65% and up to 100% of its managed assets in equity securities of such MLPs and MLP-related entities. MLP and MLP-related entity equity securities currently consist of common units, subordinated units and I-Shares. The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of MLPs.


        o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund does not intend to invest more than 35% of its managed assets in such restricted securities, or no more than 10% of its managed assets in private companies.

        o The Fund may invest up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Sub-Adviser.

        o The Fund will not invest more than 10% of its managed assets in any single issuer.

        o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

         To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities.

         The foregoing non-fundamental policies may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change.

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common
Shares:

                   (1) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                   (2)     Borrow money, except as permitted by the 1940 Act;

         For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Borrowings" under "Borrowings and Preferred Shares" in the Fund's Prospectus;

                   (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities;

                   (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                   (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities); or

                   (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.

         The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (ii) more than 50% of the Fund's shares, whichever is less.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's Prospectus.

         Temporary Investments and Defensive Position. During the period where the net proceeds of the offering of Common Shares, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. The Fund's determination, in consultation with the Adviser and the Sub-Adviser, that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

         The cash and cash equivalents are defined to include, without limitation, the following:

                   (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is

         $100,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

ENERGY COMPANIES

         For purposes of the Fund's policy of investing 85% of its managed assets in securities of energy companies, energy sector MLPs and MLP-related entities, an energy company is one that derives its revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs"), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

         Energy sector MLPs are limited partnerships that derive at least 90% of their income from energy operations. The business of energy sector MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, MLPs that provide natural gas services and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Sub-Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. The MLP sector in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

         Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most midstream MLPs with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

         Energy MLPs in which the Fund will invest can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

         Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

         Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

         Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

         MLPs and MLP-related entities typically achieve distribution growth by internal and external means. MLPs and MLP-related entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

         MLPs and MLP-related entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy MLPs and MLP-related entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

         MLPs and MLP-related entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy sector MLPs and MLP-related entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLPs and MLP-related entities.

         Energy sector MLPs and MLP-related entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs and MLP-related entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs and MLP-related entities to successfully integrate recent or future acquisitions; and the general level of the economy.

         The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

         Under normal circumstances the Fund will invest at least 65% of its managed assets in equity securities of energy MLPs and MLP-related entities. An MLP is a limited partnership the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

         An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

         MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

         The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

         In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

         MLPs tend to pay relatively higher distributions than other types of companies and the Fund intends to use these MLP distributions in an effort to meet its investment objective.

         As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a tax-deferred return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

         When the units are sold, the difference between the sales price and the investor's adjusted basis represents taxable gain. The limited partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

         For a further discussion and a description of MLP tax matters, see the section entitled "Tax Matters."

THE FUND'S INVESTMENTS

         The types of securities in which the Fund may invest include, but are not limited to the following:

         Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its managed assets in equity securities issued by energy sector MLPs. Equity securities currently consist of common units, subordinated units and I-Shares (each discussed below). The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of the MLPs. The Fund may also invest up to 15% of managed assets in equity or debt securities of non-MLPs or energy companies.

         The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.


         Certain of the energy companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies may involve greater risk than is associated with investing in more established MLPs, MLP-related entities and energy companies. Smaller capitalization MLPs, MLP-related entities and energy companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established MLPs, MLP-related entities and energy companies.


         MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

         MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including arrearage, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

         MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the New York Stock Exchange.

         Equity Securities of Energy Companies. The Fund does not intend to invest more than 35% of its managed assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

         Debt Securities. The Fund may invest up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

         Below Investment Grade Debt Securities. The Fund may invest up to 25% of its managed assets in below investment grade securities. The below investment grade debt securities in which the Fund invests are rated from B3 to Bal by Moody's, from B- to BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Sub-Adviser to be of comparable quality.

         Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Fund invests in below investment grade securities, your investment in the Fund is subject to the following specific risks:

        -- increased price sensitivity to changing interest rates and to a deteriorating economic environment;

        --  greater risk of loss due to default or declining credit quality;

        -- adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

        -- if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

         Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The Fund will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Fund, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments if it is recoverable at all.

         See Appendix A to this statement of additional information for a description of Moody's and S&P's ratings.

         Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Sub-Adviser has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered for public sale, the Fund may have to cause those securities to be registered. In situations in which the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


         Thinly-Traded Securities. The Fund may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs, I-Shares of MLP-related entities and common stock of energy companies trade on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), the

NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Fund believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Sub-Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Fund's capital in thinly-traded securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.


         Margin Borrowing. Although it does not currently intend to, the Fund may in the future use margin borrowing of up to 33-1/3% of total managed assets for investment purposes when the Sub-Adviser believes it will enhance returns. Margin borrowings by the Fund create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantially losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

COVERED CALL OPTION TRANSACTIONS

         Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

         If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

HEDGING AND INTEREST RATE TRANSACTIONS

         The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks. The Fund anticipates that, on a consistent and ongoing basis, it will write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management of hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. During the period of time in which the net proceeds of the offering of Common Shares are being invested in MLPs and MLP-related entities, the Fund anticipates it will invest its managed assets in common stock of energy companies and will simultaneously write (or sell) covered call options on such securities. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees (the "Board").

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

         Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

         Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will generally have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

         Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate or commodity swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities or preferred shares issued by the

Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate or commodity swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

         In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into equity and interest rate or commodity swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell interest rate or commodity caps or floors that it does not own. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor.

         Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate or commodity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

         Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "reportable transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

         The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

OVER-THE-COUNTER MARKET RISK

         The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

LEGISLATION RISK

         At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

         General Description of Hedging Strategies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Financial Leverage by the Fund and to mitigate risks. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), swap agreements and related instruments.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into securities-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Future Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, Futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the Futures Contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

SWAP AGREEMENTS

         For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

         Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisers' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading will be undertaken as determined by the Fund's Sub-Adviser. There are no limits on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. See "Tax Matters" in the Fund's Prospectus and in this Statement of Additional Information.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement and Sub-Advisory Agreement, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund identified as such. The mailing address of the officers and Trustees, unless otherwise noted, is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF OFFICE                              COMPLEX            OTHER
                                                  AND YEAR FIRST                              OVERSEEN BY        TRUSTEESHIPS
                              POSITION AND        ELECTED OR      PRINCIPAL OCCUPATIONS       TRUSTEE OR         HELD BY
NAME, ADDRESS AND AGE         OFFICES WITH FUND   APPOINTED       DURING PAST 5 YEARS         OFFICER            TRUSTEE

Trustee who is an Interested
Person of the Fund
----------------------------

James A. Bowen(1)*            President,          o One Year(2)   President, First Trust      18 Portfolios      None
D.O.B.: 09/55                 Chairman of the     o 2004          Portfolios, L.P. and
                              Board, Chief                        First Trust Advisors;
                              Executive Officer                   Director, Bond Wave, LLC
                              and Trustee


Trustees who are not
Interested Persons of the
Fund
--------------------------
Richard E. Erickson           Trustee             o One Year(2)   Physician,                  18 Portfolios      None
c/o First Trust Advisors L.P.                     o 2004          Sportsmed/Wheaton
1001 Warrenville Road                                             Orthopedics
Lisle, IL 60532
D.O.B.: 04/51

Thomas R. Kadlec              Trustee             o One Year(2)   Vice President, Chief       18 Portfolios      None
c/o First Trust Advisors L.P.                     o 2004          Financial Officer (1990
1001 Warrenville Road                                             to Present), ADM Investor
Lisle, IL 60532                                                   Services, Inc. (Futures
D.O.B.: 11/57                                                     Commission Merchant);
                                                                  Registered Representative
                                                                  (2000 to Present),
                                                                  Segerdahl & Company,
                                                                  Inc., an NASD member
                                                                  (Broker-Dealer)

Niel B. Nielson               Trustee             o One Year(2)   President (2002 to          18 Portfolios      Director of
c/o First Trust Advisors L.P.                     o 2004          Present), Covenant                             Good News
1001 Warrenville Road                                             College; Pastor (1997 to                       Publishers
Lisle, IL 60532                                                   2002), College Church in                       - Crossway
D.O.B.: 03/54                                                     Wheaton                                        Books;
                                                                                                                 Covenant
                                                                                                                 Transport Inc.

David M. Oster                Trustee             o One Year(2)   Trader (Self-Employed)      7 Portfolios       None
c/o First Trust Advisors L.P.                     o 2004          (1987 to Present)
1001 Warrenville Road                                             (Options Trading and
Lisle, IL 60532                                                   Market Making)
D.O.B.: 03/64


Officers of the Fund
--------------------
Mark R. Bradley               Treasurer,          o Indefinite    Chief Financial Officer,    18 Portfolios      N/A
D.O.B.: 11/57                 Controller, Chief     term          Senior Vice President,
                              Financial Officer                   First Trust Portfolios,
                              and Chief           o 2004          L.P. and First Trust
                              Accounting Officer                  Advisors

Susan M. Brix                 Assistant Vice      o Indefinite    Representative, First       18 Portfolios      N/A
D.O.B.: 01/60                 President             term          Trust Portfolios, L.P.;
                                                                  Assistant Portfolio
                                                  o 2004          Manager, First Trust
                                                                  Advisors

Robert F. Carey               Vice President      o Indefinite    Senior Vice President,      18 Portfolios      N/A
D.O.B.: 07/63                                       term          First Trust Portfolios,
                                                                  L.P. and First Trust
                                                  o 2004          Advisors

Page 34


                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF OFFICE                              COMPLEX            OTHER
                                                  AND YEAR FIRST                              OVERSEEN BY        TRUSTEESHIPS
                              POSITION AND        ELECTED OR      PRINCIPAL OCCUPATIONS       TRUSTEE OR         HELD BY
NAME, ADDRESS AND AGE         OFFICES WITH FUND   APPOINTED       DURING PAST 5 YEARS         OFFICER            TRUSTEE

W. Scott Jardine              Secretary           o Indefinite    General Counsel, First      18 Portfolios      N/A
D.O.B.: 05/60                                       term          Trust Portfolios, L.P.
                                                                  and First Trust Advisors
                                                  o 2004

Roger Testin                  Vice President      o Indefinite    Vice President (August      18 Portfolios      N/A
D.O.B.: 06/66                                       term          2001-Present) First Trust
                                                                  Advisors; Analyst
                                                  o 2004          (1998-2001), Dolan Capital
                                                                  Management
--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee, and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder), (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth,
(c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year.

         Messrs. Erickson, Nielson and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund and First Trust/Four Corners Senior Floating Rate Income Fund II, closed-end funds advised by First Trust Advisors. None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios, L.P. ("First Trust Portfolios") or their affiliates. In addition, Mr. Bowen and the other officers of the Fund, hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund and First Trust/Four Corners Senior Floating Rate Income Fund II as they hold with the Fund.


        The officers and Trustee who is an "interested person" as designated above serve without any compensation from the Fund. Trustees who are not interested persons of the Fund ("Independent Trustees") receive a $10,000 annual retainer for serving as trustee of the Fund, which includes their attendance (in person or through electronic means) at all regular board meetings and committee meetngs, $1,000 per meeting fee for their attendance (in-person or through electronic means) at special board meetings, $500 for attendance in-person or through electronic means at a special committee meeting and are reimbursed for expenses incurred as a result of attendance at meetings of the Trustees. The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans.

                                                        ESTIMATED TOTAL
                           ESTIMATED AGGREGATE          COMPENSATION FROM FUND
 NAME OF TRUSTEE           COMPENSATION FROM FUND(1)    AND FUND COMPLEX(2)


 Richard E. Erickson             $10,000                     $80,000
 Thomas R. Kadlec                $10,000                     $80,000
 Niel B. Nielson                 $10,000                     $80,000
 David M. Oster                  $10,000                     $70,000

--------------------
(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.
(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the First Defined Portfolio Fund, LLC, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these Trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and the Fund for a full calendar year. Mr. Oster is currently not a Trustee of the First Defined Portfolio Fund, LLC. Accordingly, his estimated total compensation is based on the estimated compensation to be paid by the First Trust Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquirie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and the Fund for a full calendar year.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as May 21, 2004:

                                               AGGREGATE DOLLAR RANGE OF
                                               EQUITY SECURITIES IN
                      DOLLAR RANGE OF          ALL REGISTERED INVESTMENT
                      EQUITY SECURITIES        COMPANIES OVERSEEN BY TRUSTEE
TRUSTEE               IN THE FUND              IN FIRST TRUST FUND COMPLEX


Mr. Bowen             None                     $50,001 - $100,000
Mr. Erickson          None                     $     1 - $ 10,000
Mr. Kadlec            None                     $50,001 - $100,000
Mr. Nielson           None                     $10,001 - $ 50,000
Mr. Oster             None                     $10,001 - $ 50,000


         As of December 31, 2003, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of June 24, 2004, First Trust Portfolios owned both beneficially and of record all of the Common Shares of the Fund.



                               INVESTMENT ADVISER

         First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the Portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to approximately 25 mutual funds and seven closed-end funds and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $48 billion in First Trust Portfolios unit investment trusts have been deposited.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by action of the Board or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


         On April 18, 2004, the Trustees of the Fund met with members of the Adviser and the Sub-Adviser to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund. Prior to the meeting, the Independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees met with their legal counsel privately to discuss their responsibilities and obligations with respect to the Investment Management Agreement and Sub-Advisory Agreement and the terms of the proposed agreements.


         In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered narrative information concerning, among other things, the nature of the services to be provided by the respective adviser or sub-adviser, the fees to be paid to the respective adviser and sub-adviser and the experience, resources and staffing of the respective adviser and sub-adviser. As First Trust Advisors already serves as investment adviser on the various funds in the First Trust complex, the Trustees noted that they are well informed as to its personnel, staffing, experience, investment philosophy and fees paid by other clients. In evaluating the Investment Management Agreement, the Trustees considered the supervisory services to be provided by First Trust Advisors, as the investment adviser, the resources available to fulfill such function and the advisory fees to be paid to First Trust Advisors.

         In evaluating the Sub-Advisory Agreement with Fiduciary Asset Management LLC ("Fiduciary Asset Management" or "Sub-Adviser") the Trustees met with the relevant investment personnel from Fiduciary Asset Management and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement, its investment philosophy and process. The Trustees received and reviewed written materials regarding Fiduciary Asset Management's organizational structure, Fiduciary Asset Management's and its affiliates experience with the MLP asset class, and resources available to Fiduciary Asset Management. The Trustees considered the nature of the services provided by Fiduciary Asset Management as well as the fee to be paid.

         In considering the overall advisory arrangement, the Trustees also received and reviewed written information regarding advisory fees paid by other analogous closed-end funds and their respective expense ratios. The Board of Trustees, including all of the Independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement and the Sub-Advisory Agreement. The Independent Trustees determined that the terms of the Fund's Investment Management Agreement and the Sub-Advisory Agreement, including the fees, are fair and reasonable, and that they will enable the Fund to obtain high quality investment management services.

CODE OF ETHICS

         The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.


         The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Fiduciary Asset Management. Fiduciary Asset Management's Proxy Voting Policy is set forth in Appendix B to the Statement of Additional Information.


         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 988-5891 or by accessing the SEC's website at http://www.sec.gov.

                                   SUB-ADVISER

         Fiduciary Asset Management serves as the Fund's Sub-Adviser. In this capacity, Fiduciary Asset Management is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

         Fiduciary Asset Management, located at 8112 Maryland Avenue, Suite 400, St. Louis, MO 63105, is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.0 billion of assets as of April 30, 2004.

         Fiduciary Asset Management invests in a broad range of equity, hedged equity, master limited partnership, and fixed income strategies for institutional and high net worth clients. Fiduciary Asset Management's clients include Fortune 500 companies, public pensions and large endowments and foundations. Fiduciary Asset Management was established as an independent investment firm in 1994 and has managed Master Limited Partnership portfolios for clients since 1995.

         Fiduciary Asset Management was founded in 1994 by Charles D. Walbrandt. From 1974 through 1994 Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management is controlled by Mr. Walbrandt.

         Fiduciary Asset Management's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammad Riad, James J. Cunnane Jr., and Joseph E. Gallagher. Mr. Cunnane will serve as the primary portfolio manager for the Fund.

         Mr. Cunnane has over ten years experience managing portfolios and is a member of the equity portfolio management team and performs securities research. Prior to joining Fiduciary Asset Management in 1996, he was a research analyst with A.G. Edwards from 1994 to 1996. He also worked as an analyst for Maguire Investment Advisors, where he gained extensive experiences in the development of master limited partnership and mid- and small-cap stock portfolios. He holds a B.S. degree in finance from Indiana University. Mr. Cunnane is a Chartered Financial Analyst, and serves on the investment committee of the Archdiocese of St. Louis and the board of the St. Louis internship program.

         William N. Adams performs securities research on equity and fixed income securities and focuses on the energy sector. Prior to joining Fiduciary Asset Management in 2004, Mr. Adams was a research analyst with Banc of America Capital Management from 1981 to 2004, specializing in integrated oils, oil field services, oil and natural gas exploration, and refining and marketing. Mr. Adams received his BSBA/MBA degrees from Washington University in St. Louis and is a Chartered Financial Analyst.

        The Sub-Adviser, subject to the Trustees' and the Adviser's supervision, provide the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Adviser in writing. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.


         Pursuant to the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees, as set forth in the Fund's Prospectus.

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser. Pursuant to a separate agreement between the Sub-Adviser and First Trust Advisors, First Trust Advisors has agreed that if First Trust Advisors or the Fund terminates or fails to renew the Sub-Advisory Agreement with the Sub-Adviser other than for cause, First Trust Advisors will resign and will not agree to be reinstated as investment adviser to the Fund, which resignation shall be effective no later than 60 days following the effective date of the Sub-Adviser's termination.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Adviser considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Sub-Adviser and/or its affiliates. If approved by the Fund's Board of Trustees, the Sub-Adviser may select an affiliated broker-dealer to effect transactions in the Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In light of the above, in selecting brokers, the Sub-Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund. The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to the Adviser under the Investment Management Agreement is not reduced as a result of receipt by the Adviser or the Sub-Adviser of research services.

         The Adviser and Sub-Adviser may place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) they advise. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.


                              DESCRIPTION OF SHARES

COMMON SHARES

         The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest ("Shares") of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees in their sole discretion, without shareholder vote. The Fund's Declaration of Trust (the "Declaration") initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of trustees.

         The Fund's Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of

Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

         Under the terms of the Declaration, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of preferred shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees.

BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the shareholders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration of Trust, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a

Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

         Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

         As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The

Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

         Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the American Stock Exchange. Any Preferred Shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                                 NET ASSET VALUE


         The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) no less frequently than weekly on Friday of each week. U.S. debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received and option premiums) and dividing the result by the total number of Common Shares outstanding. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to MLP units held by the Fund and to estimate associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumption regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.


         The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for Unlisted Investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Trustees, and in accordance with the provisions of the 1940 Act.

         For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

         U.S. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis.

         Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

         Unlisted Investments--Fair Value. When applicable, fair value is determined by the Board of Trustees or its designee. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

        o   the projected cash flows for the issuer or borrower;

        o   the fundamental business data relating to the issuer or borrower;

        o an evaluation of the forces which influence the market in which these securities are purchased and sold;

        o   the type, size and cost of holding;

        o   the financial statements of the issuer or borrower;

        o the credit quality and cash flow of issuer, based on the Sub-Adviser's or external analysis;

        o   the information as to any transactions in or offers for the holding;

        o the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

        o   the coupon payments;

        o the quality, value and saleability of collateral securing the security or loan;

        o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's or borrower's management;

        o the prospects for the issuer's or borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

        o any decline in value over time due to the nature of the assets - for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports); and

        o   other relevant factors.

         If the Board of Trustees or its designee cannot obtain a market value or the Board of Trustees or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Trustees. The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such methodologies will be presented to the Board of Trustees or a designated committee thereof for approval no less frequently than quarterly.

         The Valuation Procedures also provide that the Board of Trustees or its designee will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on the anticipated timing distributions by the Fund to its shareholders.

         The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions, for MLPs in which the Fund invests, will not equal the amount of taxable income allocable to the Fund primarily due to depreciation and amortization recorded by MLPs which generally results in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Board of Trustees or its designee will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of the Fund's earnings and profits, as described in Internal Revenue Code Section 312.


                                   TAX MATTERS

         The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED


         This section and the discussion in the Prospectus provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the Common Shares. It does not address all federal income tax consequences that may apply to investment in the Common Shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Common Shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of Common Shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold Common Shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold Common Shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.


         For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

         The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund will be subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income would generally include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the Common Shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

         The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

         The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

         In general, for certain periods in the investment life cycle, energy ventures historically have generated taxable income in amounts less than the amount of cash distributions that they have produced. The Fund anticipates that it will not incur U.S. federal income tax on a significant portion of its cash flow received, particularly after taking into account the Fund's current operating expenses. However, the Fund's particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by the Fund.

         Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

         In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.


         The Fund will not be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund is intending to invest in MLPs, it is not expected that the Fund will meet such tests under current law. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or Common Shareholders of the Fund.


TAXATION OF THE SHAREHOLDERS

         Distributions. The Fund's distributions will be treated as dividends to Common Shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.


         As discussed in greater detail below, dividends that qualify as "qualified dividend income" are generally taxed to individuals at a maximum 15% rate if certain holding period and other requirements are met. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met. Common Shareholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the Common Shareholder's interest in the Fund is effectively connected to a U.S. trade or business and the Common Shareholder provides the Fund with a Form W-8ECI signed under penalties of perjury (in which case, the Common Shareholder will be subject to the normal U.S. graduated rates) or (ii) the Common Shareholder is eligible for the benefits of a U.S. income tax treaty and provides the Fund with a Form W-8BEN signed under penalties of perjury (in which case, the Common Shareholder will be subject to the rate of withholding provided for in the relevant treaty).


         If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the Common Shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the Common Shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2008. Corporations are taxed on capital gains at their ordinary graduated rates.

         Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs' assets, the Fund could from time to time be classified as a U.S. real property holding company. If the Fund is classified as a U.S. real property holding company, dispositions of interests in the Fund by a non-U.S. Common Shareholder and distributions in excess of a non-U.S. Common Shareholder's basis may be subject to 10% withholding.

         A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for federal income tax purposes.

         Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

         The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2008, unless such favorable treatment is repealed sooner by new legislation. The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008, with the maximum marginal federal income tax rate being 35% at such time with another increase to 39.6% currently scheduled to be effective after December 31, 2010.

         A Common Shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating Common Shareholder and the participating Common Shareholder reinvested such amount in additional Fund Common Shares.

         The Fund will notify Common Shareholders annually as to the federal income tax status of Fund distributions to them.

         Sale of Shares. Upon the sale of Common Shares, a Common Shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the Common Shareholder's tax basis of Common Shares sold. As discussed above, such tax basis may be less than the price paid for the Common Shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such Common Shares were capital assets held for more than one year.

         Information Reporting and Withholding. The Fund will be required to report annually to the IRS, and to each Common Shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each Common Shareholder (other than Common Shareholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide the Fund, under penalties of perjury, an IRS Form W9, Form W-8BEN, Form W-8ECI or an equivalent form containing the Common Shareholder's name, address, correct federal taxpayer identification number and a statement that the Common Shareholder is not subject to backup withholding. Should a non-exempt Common Shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the Common Shareholder's federal income tax liability provided the required information is furnished to the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

         MLPs are often publicly traded. Publicly traded partnerships ("PTPs") are generally treated as corporations for federal income tax purposes. However, if a PTP satisfies certain income character requirements, the PTP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, a PTP must receive at least 90% of its gross income from certain "qualifying income" sources.

         Qualifying income for most PTPs includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund anticipates investing in energy PTPs, so the income of the PTPs should qualify as qualifying income.

         The federal tax rules relating to PTPs provide that the "qualifying income" exception to corporate tax treatment does not apply, in general, to any partnership that would be treated as a regulated investment company for federal income tax purposes if the partnership were a corporation. For this reason, PTPs are generally structured to not be registered under the 1940 Act.

         As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

         When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

         The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

         Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's Common Shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common Shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

         Nature of Fund's Investments. The Fund expects to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to Shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                  ERV = P(1+T)/n/

         Where    P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                ERV = ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                  ATV/D/ = P(1+T)/n/

        Where:    P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
             ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

        Where:    P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions and redemption)
                  n = number of years
            ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [( a-b/cd +1)/6/ - 1]

        Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                  d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Shareholders sell their shares, they may be worth more or less than their original investment.

                                     EXPERTS


         The Financial Statements of the Fund as of June 17, 2004, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting Firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP provides accounting and auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois 60601.



                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

         PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant and providing the accountant with certain Fund accounting information; and providing other continuous accounting and administrative services.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Fund's independent auditors, Deloitte & Touche LLP, 180 North Stetson Avenue, Chicago, Illinois 60601, audit and report on the Fund's annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Fund.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the

Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Energy Income and Growth Fund

         We have audited the accompanying statement of assets and liabilities of the Energy Income and Growth Fund (the "Fund"), as of June 17, 2004. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

         We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 17, 2004 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of the Energy Income and Growth Fund as of June 17, 2004 in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP

Chicago, Illinois
June 18, 2004

                          ENERGY INCOME AND GROWTH FUND
                              FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES



                                  JUNE 17, 2004

Assets:

Cash                                                               $100,008
Offering costs                                                     $200,000
                                                                   --------
                                                                   $300,008

Liabilities:

Offering costs payable                                             $200,000
                                                                   --------
Net Assets                                                         $100,008
                                                                   ========

NET ASSETS - Applicable to 5,236 shares                            $100,008
                                                                   ========

NET ASSET VALUE PER SHARE (net assets divided by
5,236 shares.)                                                      $19.100
                                                                    =======

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.5% of offering price.)                 $20.000
                                                                    =======

Notes to Statement of Assets and Liabilities:

NOTE 1.       ORGANIZATION

         Energy Income and Growth Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through June 17, 2004 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P. (the "Adviser").

NOTE 2.       SIGNIFICANT ACCOUNTING POLICIES

         The Adviser has assumed organization costs estimated to be $50,000. The Adviser has also agreed to assume offering costs in excess of $.04 a share, if any.

         The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results could differ from those estimates.

         The Fund will be taxed as a regular corporation for federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") in order to avoid paying entity level income taxes. The Fund intends to invest its assets primarily in master limited partnerships ("MLPs"). As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions.

NOTE 3.       FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

         On April 18, 2004, the Fund's Board of Trustees approved an Investment Management Agreement with the Adviser. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily managed assets.

         The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

         For each of the first two years following the commencement of the Fund's operations the Adviser has agreed to reduce its annual management fee to 0.75% of the Fund's managed assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser has agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.382% of the Fund's managed assets.

                                   APPENDIX A


                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

        o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        o   Nature of and provisions of the obligation; and

        o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Page A-1


         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic

Page A-2

conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

         The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion

Page A-3

of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

         Notes. A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        o Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Page A-4


        o Source of payment-- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Page A-5


B

         A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

SHORT-TERM DEBT RATINGS

         There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Page A-6


MIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

         This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Page A-7


COMMERCIAL PAPER

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

Page A-8


AAA

         Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

         Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or

Page A-9

economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Page A-10


F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC,' or to Short-term ratings other than `F1'.

         `NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         `Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Page A-11



                                   APPENDIX B


                         FIDUCIARY ASSET MANAGEMENT, LLC


                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

          1. It is the policy of Fiduciary Asset Management, LLC ("FAM") to vote all proxies over which it has voting authority in the best interest of FAM's clients.

B.       DEFINITIONS

          2. By "best interest of FAM's clients," FAM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

          3. By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.       FAM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

          4. Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

          5. FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       FAM'S PROXY VOTING PROCEDURES

          6. When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

Page B-1


          7. If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

          8. FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

          9. The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

         10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

         11. Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

       12.a. Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies. FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

       12.b. In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

                   (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

                  (ii) Abstaining from voting the proxies; or

Page B-2


                 (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

         FAM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

         13. On an exceptions basis, FAM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G. VOTING BY CLIENT INSTEAD OF FAM

         14. A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

         15. FAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

         16. FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING FAM'S POLICY

         17. FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

         18. FAM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

         19. FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

                   (i) Copies of all proxy voting policies and procedures;

                  (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

Pabe B-3


                 (iii) Records of proxy votes cast on behalf of clients;

                  (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision; and

                   (v) Written client requests for proxy voting information, and
         (vi) written responses by FAM to written or oral client requests.

         20. FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

         21. FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

         22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

J. AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

         23. FAM will initially inform clients of this policy and how a client may learn of FAM's voting record for the client's securities through summary disclosure in Part II of FAM's Form ADV. Upon receipt of a client's request for more information, FAM will provide to the client a copy of this proxy voting policy and/or how FAM voted proxies for the client during the period since this policy was adopted.

         Adopted effective August 1, 2003 and as amended September 9, 2003


Page B-4



                          ENERGY INCOME AND GROWTH FUND



                                           SHARES



                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 24, 2004



Back Cover